McNeil Partners, L.P.
               13760 Noel Road, Suite 700
                   Dallas, TX  75240

                              September 17, 1995


PERSONAL AND CONFIDENTIAL

Carl C. Icahn
High River Limited Partnership
90 South Bedford Road
Mt. Kisco, New York 10549

           Reference is made to that certain Letter
Agreement dated August 24, 1995 among High River Limited
Partnership ("High River"), Carl C. Icahn and McNeil
Partners, L.P. ("McNeil Partners") (the "August 24 Letter
Agreement"), as amended by those certain Letter Agree-ments dated September 7, 1995, September 12, 1995 and
September 15, 1995 (the "September 15 Letter Agreement") among High River, Carl C. Icahn and McNeil Partners.

          Pursuant to paragraph 2 of the September 15
Letter Agreement, McNeil Partners hereby directs High
River to extend each of the expiration dates of the Offers to Purchase (as defined in the August 24 Letter
Agreement) until October 2, 1995. As you know, pursuant to paragraph 2 of the September 15 Letter Agreement, High
River is required to issue a press release announcing such extensions no later than tomorrow.

                              Sincerely,

                              McNeil Partners, L.P.

                              By:  McNeil Investors, Inc., its
                                   general partner



                                   By: /s/Donald K. Reed
                                        Donald K. Reed
                                        President